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                                    EXHIBIT 1

                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-1(f)1

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D/A, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D/A, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      President of Danro Corporation.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      President of Danro Corporation as
                                      Managing General Partner of
                                      Wildwood Capital Company

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      President of Danro Corporation as
                                      Managing General Partner of
                                      Markus Ventures, L.P.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      President of Danro Corporation as
                                      Managing General Partner of
                                      James Ventures, L.P.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      Chairman of Markus Investments, Inc.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert, as
                                      Chairman of James Investments, Inc.

                                      /s/ ROBERT ALPERT
                                      Robert Alpert

                                      /s/ GLADYS ALPERT
                                      Gladys Alpert




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